INCOME TAXES - Schedule of Deferred Income Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Allowance for doubtful accounts	$ 15,341	$ 14,173
Amortization of intangible assets	93	232
Net operating loss carry forwards	44,350	67,865
Excess marketing and advertising expense (15%)	54	12
Impairment on inventory	80	0
Total deferred tax assets	59,918	82,282
Valuation allowance	(59,918)	(82,282)
Total deferred tax assets, net	$ 0	$ 0